SEGMENT INFORMATION
                  TECHNE CORPORATION AND SUBISIDARIES
               (in thousands of $'s, except per share data)

                                                       Increase (Decrease)
                          Fiscal 2005                   From Fiscal 2004
                 ---------------------------------- -----------------------
                  First   Second           Percent  First    Second
                 Quarter  Quarter   YTD    Of Sales Quarter  Quarter    YTD
                 -------  -------  ------  -------- -------  -------  ------
Sales             40,919   42,247  83,166    100%     2,926    3,983   6,909
Cost of sales      8,887    8,941  17,828     22%       224      500     724
                 -------  -------  ------    ---      -----    -----   -----
Gross margin      32,032   33,306  65,338     78%     2,702    3,483   6,185

Gross margin
  percentage        78.3%    78.8%   78.6%

SG&A expense       5,634    6,290  11,924     14%       551      771   1,322
R&D expense        4,688    4,619   9,307     11%      (275)    (831) (1,106)
Amortization
  expense            305      306     611      1%       (95)     (93)   (188)
Interest expense     245      178     423      1%        70        6      76
Interest income   (1,053)  (1,189) (2,242)    (3%)     (327)    (427)   (754)
Other non-
  operating exp.,
  net                466      416     882      1%       388      396     784
                 -------  -------  ------    ---      -----    -----   -----
                  10,285   10,620  20,905     25%       312     (178)    134
                 -------  -------  ------    ---      -----    -----   -----
Earnings before
  income taxes    21,747   22,686  44,433     53%     2,390    3,661   6,051
Income taxes       7,555    7,752  15,307     18%       770    1,097   1,867
                 -------  -------  ------    ---      -----    -----   -----
                  14,192   14,934  29,126     35%     1,620    2,564   4,184
                 =======  =======  ======    ===      =====    =====   =====

Diluted earnings
  per share         0.34     0.36    0.70
Weighted average
  diluted shares
  outstanding     41,676   41,681  41,678


                           HEMATOLOGY DIVISION
                          (in thousands of $'s)

                                                      Increase (Decrease)
                          Fiscal 2005                   From Fiscal 2004
                 ---------------------------------- -----------------------
                  First   Second           Percent  First    Second
                 Quarter  Quarter   YTD    Of Sales Quarter  Quarter    YTD
                 -------  -------  ------  -------- -------  -------  ------
Sales              4,013    4,515   8,528     100%     (268)      61    (207)
Cost of sales      2,220    2,163   4,383      51%     (126)    (181)   (307)
                 -------  -------  ------     ---    ------   ------  ------
Gross margin       1,793    2,352   4,145      49%     (142)     242     100

Gross margin
  percentage        44.7%    52.1%   48.6%

SG&A expense         409      436     845      10%       18       53      71
R&D expense          188      189     377       4%       (3)      (1)     (4)
Interest, net        (56)     (77)   (133)     (1%)      21       (3)     18
                 -------  -------  ------     ---     -----    -----  ------
                     541      548   1,089      13%       36       49      85
                 -------  -------  ------     ---     -----    -----  ------
Pretax result      1,252    1,804   3,056      36%     (178)     193      15
                 =======  =======  ======     ===     =====    =====  ======



                          BIOTECHNOLOGY DIVISION
                          (in thousands of $'s)

                                                       Increase (Decrease)
                          Fiscal 2005                   From Fiscal 2004
                 ---------------------------------- -----------------------
                  First   Second           Percent  First    Second
                 Quarter  Quarter   YTD    Of Sales Quarter  Quarter    YTD
                 -------  -------  ------  -------- -------  -------  ------
Sales             30,691   30,072  60,763    100%     2,038    2,306   4,344
Intersegment
  sales           (4,804)  (5,204)(10,008)             (183)    (237)   (420)
                 -------  -------  ------            ------    -----  ------
                  25,887   24,868  50,755             1,855    2,069   3,924

Cost of sales      6,111    6,070  12,181     20%       195      540     735
Intersegment
  sales           (4,756)  (5,210) (9,966)             (235)    (316)   (551)
                 -------  -------  ------            ------    -----  ------
                   1,355      860   2,215               (40)     224     184

Gross margin      24,532   24,008  48,540     80%     1,895    1,845   3,740

Gross margin
  percentage        80.1%    79.8%   80.0%

SG&A expense       2,973    3,415   6,388     11%       322      466     788
R&D expense        4,500    4,430   8,930     15%       336      123     459
Amortization
  expense            305      306     611      1%       (95)     (93)   (188)
Interest, net       (414)    (564)   (978)    (2%)       (8)    (176)   (184)
                 -------  -------  ------    ---     ------    -----  ------
                   7,364    7,587  14,951     25%       555      320     875
                 -------  -------  ------    ---     ------    -----  ------
Pretax result     17,168   16,421  33,589     55%     1,340    1,525   2,865
                 =======  =======  ======    ===     ======    =====  ======



                           R&D SYSTEMS EUROPE
                      (in thousands of Br. pounds)

                                                       Increase (Decrease)
                          Fiscal 2005                   From Fiscal 2004
                 ---------------------------------- -----------------------
                  First   Second           Percent  First    Second
                 Quarter  Quarter   YTD    Of Sales Quarter  Quarter    YTD
                 -------  -------  ------  -------- -------  -------  ------
Sales              6,080    6,808  12,888     100%      100      443     543
Cost of sales      2,931    3,133   6,064      47%     (109)     (24)   (133)
                 -------  -------  ------     ---     -----    -----  ------
Gross margin       3,149    3,675   6,824      53%      209      467     676

Gross margin
  Percentage        51.8%    54.0%   53.0%

SG&A expense         950    1,161   2,111      16%     (100)      69     (31)
Interest income     (254)    (263)   (517)     (4%)    (127)    (113)   (240)
Exchange loss/
  (gain)              26      (44)    (18)     --        75       29     104
                 -------  -------  ------     ---    ------    -----  ------
                     722      854   1,576      12%     (152)     (15)   (167)
                 -------  -------  ------     ---    ------    -----  ------
Pretax result      2,427    2,821   5,248      41%      361      482     843
                 =======  =======  ======     ===    ======    =====  ======



                           R&D SYSTEMS EUROPE
                        (in thousands of $'s)

                                                       Increase (Decrease)
                          Fiscal 2005                   From Fiscal 2004
                 ---------------------------------- -----------------------
                  First   Second           Percent  First    Second
                 Quarter  Quarter   YTD    Of Sales Quarter  Quarter    YTD
                 -------  -------  ------  -------- -------  -------  ------
Sales             11,019   12,864  23,883    100%     1,339    1,853   3,192
Cost of sales      5,312    5,918  11,230     47%       390      457     847
                 -------  -------  ------    ---     ------    -----  ------
Gross margin       5,707    6,946  12,653     53%       949    1,396   2,345

Gross margin
  percentage        51.8%    54.0%   53.0%

SG&A expense       1,722    2,194   3,916     16%        23      303     326
Interest income     (460)    (497)   (957)    (4%)     (254)    (237)   (491)
Exchange loss/
  (gain)              47      (82)    (35)    --        131       47     178
                 -------  -------  ------    ---     ------    -----  ------
                   1,309    1,615   2,924     12%      (100)     113      13
                 -------  -------  ------    ---     ------    -----  ------
Pretax result      4,398    5,331   9,729     41%     1,049    1,283   2,332
                 =======  =======  ======    ===     ======    =====  ======



                        CORPORATE AND OTHER (1)
                        (in thousands of $'s)

                                                    Increase (Decrease)
                                 Fiscal 2005         From Fiscal 2004
                         ------------------------  -----------------------
                         First   Second            First    Second
                         Quarter  Quarter   YTD    Quarter  Quarter    YTD
                         -------  -------  ------  -------  -------  ------
Interest income               42       51      93        5       11      16
Rental income                 19       53      72       --        7       7
                         -------  -------  ------  -------  -------  ------
                              61      104     165        5       18      23

SG&A expense                 530      245     775      188      (51)    137
R&D-CCX losses                --       --      --     (436)    (828) (1,264)
R&D-DGI losses                --       --      --     (172)    (125)   (297)
Other-Hemerus losses          74       73     147       74       73     147
Interest expense             164      178     342      (11)       6      (5)
Building expense             364      478     842      183      283     466
                         -------  -------  ------  -------  -------  ------
                           1,132      974   2,106     (174)    (642)   (816)
                         -------  -------  ------  -------  -------  ------
Pretax result             (1,071)    (870) (1,941)     179      660     839
                         =======  =======  ======  =======  =======  ======

(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX), Discovery Genomics, Inc. (DGI) and Hemerus Medical, LLC.